                                                                      EXHIBIT 24


                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                2,300,000        1998 LONG TERM INCENTIVE PLAN
           FORM S-8                1,500,000        PERFORMANCE SHARE PLAN
           FORM S-8                  500,000        EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 1st day of November, 1999.


                                            /s/ WILLIAM E. BRADFORD
                                            ------------------------------------
                                            WILLIAM E. BRADFORD, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                2,300,000        1998 LONG TERM INCENTIVE PLAN
           FORM S-8                1,500,000        PERFORMANCE SHARE PLAN
           FORM S-8                  500,000        EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 1st day of November, 1999.


                                        /s/ SYLVIA A. EARLE
                                        ----------------------------------------
                                        SYLVIA A. EARLE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 1st day of November, 1999.


                                        /s/ DAVID C. GENEVER-WATLING
                                        ----------------------------------------
                                        DAVID C. GENEVER-WATLING, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of February, 1998.


                                        /s/ MARTIN C. JISCHKE
                                        ----------------------------------------
                                        MARTIN C. JISCHKE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of February, 1998.


                                        /s/ WILLIAM MORRIS
                                        ---------------------------------------
                                        WILLIAM MORRIS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of February, 1998.


                                        /s/ JOHN J. MURPHY
                                        ----------------------------------------
                                        JOHN J. MURPHY, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of February, 1998.


                                        /s/ LEROY C. RICHIE
                                        ----------------------------------------
                                        LEROY C. RICHIE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 1st day of November, 1999.


                                        /s/ MATTHEW R. SIMMONS
                                        ---------------------------------------
                                        MATTHEW R. SIMMONS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of February, 1998.


                                        /s/ FARAH M. WALTERS
                                        ---------------------------------------
                                        FARAH M. WALTERS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 1st day of November, 1999.


                                        /s/ IAN L. WHITE-THOMAS
                                        ----------------------------------------
                                        IAN L. WHITE-THOMAS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in her capacity as an Officer of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as an Officer of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of February, 1998.


                                        /s/ DEBORAH A. KITCHENS
                                        ---------------------------------------
                                        DEBORAH A. KITCHENS
                                        VICE PRESIDENT AND CONTROLLER

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director and Officer of the Company, does hereby appoint Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director and Officer of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of February, 1998.


                                        /s/ LUKE R. CORBETT
                                        ----------------------------------------
                                        LUKE R. CORBETT
                                        DIRECTOR, CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as a Director and Officer of the Company, does hereby appoint Luke R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director and Officer of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of February, 1998.


                                        /s/ TOM J. MCDANIEL
                                        ---------------------------------------
                                        TOM J. MCDANIEL, DIRECTOR AND
                                        VICE CHAIRMAN OF THE BOARD

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), Registration Statements ("Registration Statements") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statements, as follows:

    REGISTRATION STATEMENT     NUMBER OF SHARES              BENEFIT PLAN
    ----------------------     ----------------              ------------
           FORM S-8                 2,300,000       1998 LONG TERM INCENTIVE PLAN
           FORM S-8                 1,500,000       PERFORMANCE SHARE PLAN
           FORM S-8                   500,000       EXECUTIVE DEFERRED COMPENSATION PLAN

         NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint Luke R. Corbett and Tom J. McDaniel, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 1st day of December, 1999.


                                        /s/ ROBERT M. WOHLEBER
                                        ----------------------------------------
                                        ROBERT M. WOHLEBER
                                        SENIOR VICE PRESIDENT AND
                                        CHIEF FINANCIAL OFFICER